Exhibit 99.2

accuridecorp.com Industry-Leading Commercial Vehicle Products Fourth Quarter 2012 Earnings Call

2 Forward Looking Statements Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding Accuride’s expectations, hopes, beliefs and intentions with respect to future results. Such statements are subject to the impact on Accuride’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility and other risks detailed from time to time in Accuride’s Securities and Exchange Commission filings, including those described in Item 1A of Accuride’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Any forward-looking statement reflects only Accuride’s belief at the time the statement is made. Although Accuride believes that the expectations reflected in these forward-looking statements are reasonable, it cannot guarantee its future results, levels of activity, performance or achievements. Except as required by law, Accuride undertakes no obligation to update any forward-looking statements to reflect events or developments after the date of this news release. AccurideCorp.com

3 Agenda Opening Comments Rick Dauch • CEO Update President & CEO • Industry Highlights • Accuride Actions Financial Information Greg Risch • Fourth Quarter Results Vice President & CFO • 2013 Outlook Long-Term Outlook Rick Dauch Q&A Rick Dauch Greg Risch Closing Comments Rick Dauch AccurideCorp.com

4 CEO Update AccurideCorp.com

4th Quarter Highlights



Achievements

- Accuride Wheels & Brillion Iron Works profitable
- Outstanding progress on LTAs – secures and expands current Accuride Wheels business
- CAPEX Projects on schedule and on-budget:
  - AL wheel capacity 100% complete
  - Gunite manufacturing footprint consolidation complete:
    - Elkhart and Brillion machining operations ceased
    - 100% Hub manufacturing (machining & assembly) at Rockford …working through launch
  - Imperial Projects:
    - Automated polisher in TX installed and being PPAP'd
    - TN Phase 1 - consolidation of bumper manufacturing and assembly operations complete
    - TN Phase 2 – consolidation of heavy press & AM service cells on schedule for 3/31/13
    - TX Press Repairs (8 presses - $1.6M) on schedule for completion by 4/15/13
    - Commercial negotiations underway

Challenges

- Weak Class 8 truck build levels
- Challenging near-term market conditions
  - Off-road construction
  - Continued pricing pressure on Gunite Aftermarket Drum business
- One time charges to 4Q12 & Full Year 2012:
  - Gunite Impairment: $131.6
  - Idle Equipment: Wheels $4.7M, Brillion $3.2M

AccurideCorp.com

5

6 Industry Conditions AccurideCorp.com

7 AccurideCorp.com Industry Fundamentals ISM has been hovering at or above 50 for several months Expect moderate economic growth in the near-term The age of the U.S. fleet is 6.7 years The median age of the U.S. fleet over the past 25 years is 5.8 years Maintenance costs typically rise sharply at the 5 years/500K miles Freight volumes have expanded for four months running Freight volumes are expected to continue to accelerate in 2013 ISM Manufacturing Index Fleet Age (Class 8) Freight Loadings Underpinnings for commercial vehicle recovery remain intact Source: ACT Research & FTR Associates 5.4 5.5 5.5 5.3 5.3 5.5 5.7 5.9 5.9 5.8 5.7 6.0 6.2 6.5 6.7 6.7 6.6 6.5 6.2 6.0 6.1 6.1 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 Years 30.0 35.0 40.0 45.0 50.0 55.0 60.0 65.0 70.0 45,000 47,000 49,000 51,000 53,000 55,000 57,000 59,000 61,000 63,000 Truck Loadings (000s)

8 2012 & 2013 Class 8 Build Projections Sources: ACT, FTR 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 2012 FTR 73,306 77,720 63,895 58,267 52,600 60,700 62,200 64,500 2012 ACT 77,701 78,268 64,901 57,850 58,305 66,006 68,506 71,506 2012 Full Year FTR 273,188 ACT 278,720 2013 Full Year FTR 240,000 ACT 264,323 AccurideCorp.com Accuride’s 2013 plan is in line with FTR’s more conservative forecast

9 AccurideCorp.com Industry Build Forecasts Class 8 Builds Medium Duty Builds Trailer Builds Source: ACT Research & FTR Associates Fleets remain cautious in light of uncertain timing for economic recovery Year-over-year declines in Class 8 productions are expected in 2013 Strong Medium-Duty orders in 4Q13 Recent strength in housing should help the Medium-Duty segment continue its modest growth trend Trailer orders rebounded during 4Q12 from a soft 3Q12 Demand for trailers is expected to remain healthy ACT FTR 376,448 212,391 205,639 118,396 154,173 255,261 284,033 279,768 307,698 270,808 267,530 233,000 268,000 280,400 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 275,332 206,954 158,294 97,733 117,901 166,792 183,860 198,687 208,750 218,883 152,793 180,700 204,900 216,900 0 50,000 100,000 150,000 200,000 250,000 300,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 280,203 214,615 143,901 79,027 124,162 209,005 240,700 258,800 268,600 243,800 233,448 208,000 225,000 220,000 0 50,000 100,000 150,000 200,000 250,000 300,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

10 “Fix & Grow” AccurideCorp.com

11 Our capital intensive restructuring of operations are substantially complete CAPEX requirements will be between 3.5 – 4.0% of revenue beginning in 2013 AccurideCorp.com Critical “Fix & Grow” Activity Status Q1 ‘12 Q3 Q3 Q4 Q1 ‘13 Imperial Consolidation Brillion Improvements Aluminum Expansion Gunite Machining Complete April 15th Complete Complete April 1st Significant Progress – More Opportunity Consolidate Gunite Plants Complete ERP Migration Q4 ‘13 ----> Launching New Hub Line Complete

12 • Investing to Restore Accuride to Reliable Performance – Rebuilt technical staffs, adding highly-skilled engineering capability • Product Engineering (Metallurgy, Design and Test) • Process Engineering (Welding, Machining, Casting, Tooling, Controls) • Quality Engineering – Realigned, closer-to-the-customer regional sales organization improves focus on value, service and support • Reduced headcount while doubling face-time with customers • Established Distributor Advisory Council – Expanded Supply Chain function • Purchasing (Direct and Indirect Materials) • Freight and Logistics, Packaging • Scheduling and Inventory Management • Supplier Quality Development Achieving Reliable Performance AccurideCorp.com Capable, Technically Competent Organization with Business Orientation

13 Investing to Restore Accuride to Reliable Performance: – $21M investment in facility upgrades to ensure safe and environmentally compliant operating conditions – $55M invested to double aluminum wheel production capacity – $35-40M invested to restructure Gunite wheel-end operations – $20M invested at Brillion and Imperial – $12M invested to upgrade IT infrastructure and convert to common ERP system in core operations by 2014 – $2M invested in R&D and test facilities to develop the next generation of industry-leading technologies – $30M+ planned investment in steel wheel capabilities (2013-’15) Achieving Reliable Performance AccurideCorp.com $150M+ Invested During 2011-2013 to Create Competitive Operations

14 Achieving Reliable Performance AccurideCorp.com Improving quality, delivery and capability across the organization On Time Delivery % Quality PPM Up +3% 1Q-4Q Down -10% 1Q-4Q Scrap %KPIV > 1.33Cpk Down 6% Year-Over-Year Cost of Poor Execution Down 22% 1Q-4Q Up 35% 1Q-4Q >700 Features Tracked

Facility Report Card (Delivery, Quality, Profitability)



	Location	Business function	Owned/ Leased	2011	2012
ACCURIDE WHEELS	London, Ontario	Light Truck Steel Wheels	Owned	Red	Green
	Henderson, KY	Heavy- and Medium-duty Steel Wheels and R&D	Owned	Green	Green
	Monterrey, Mexico	Heavy- and Medium-duty Steel and Aluminum Wheels	Owned	Yellow	Green
	Camden, SC	Forging and Machining-Aluminum Wheels	Owned		Green
	Erie, PA	Forging and Machining-Aluminum Wheels	Leased	Yellow	Green
	Springfield, OH	Assembly Line and Sequencing	Owned	Green	Green
	Whitestown, IN	Distribution Warehouse	Leased	Yellow	Yellow
GUNITE	Rockford, IL	Wheel-end Foundry and Machining	Owned	Red	Yellow/Green
	Brillion, WI	Hub and Rotor Machining	Owned	Red	Closed
	Elkhart, IN	Machining and Assembling-Hub, Drums and Rotors	Owned	Red	Closed
BRILLION	Brillion, WI	Molding and Finishing	Owned	Red	Yellow/Green
IMPERIAL GROUP	Portland, TN	Metal Fabricating, Stamping and Assembly	Leased	Red	Closing (3/31/13)
	Portland, TN	Plating and Polishing	Owned	Red	Yellow
	Decatur, TX	Metal Fabricating, Stamping, Assembly, Machining and Polishing	Owned	Yellow/Red	Yellow
	Denton, TX	Assembly Line and Sequencing	Leased	Yellow	Green
	Dublin, VA	Tube Bending, Assembly and Line Sequencing	Owned	Green	Green
	Chehalis, WA	Metal Fabricating, Stamping, Assembly	Owned	Green	Green

AccurideCorp.com 15

16 • Dependable Performance is Winning Over Customers – Secured 3-year competitive wheel LTAs with: • Three leading truck OEMs • Two large trailer OEMs – Secured new aluminum wheel opportunity for up to $30M/year • Taps newly-expanded aluminum capacity • Capacity available for customer demand when industry recovers in 2013 – Renewed opportunities regain share at Gunite: • Designated as preferred AM source at key OEM $8-10M opportunity • Taken off new business hold at OEMs allowing Fleets to spec Gunite product • Private label opportunities at multiple OEMs • Winning back Aftermarket customers: – “Made in USA” – cast, machined and assembled by Gunite – Competitively priced to both U.S. and off-shore competition – Shortest lead-times in the industry on popular models – Dependable Quality and Delivery performance – Our supply chain doesn’t stretch 6,700 miles Restoring Customer Trust AccurideCorp.com We are Building a Solid Operational Track Record, Regaining Customer Confidence

17 4th Quarter Results AccurideCorp.com

18 Summary Income Statement AccurideCorp.com QTD Period Ending December 31st 2011 2012 $ Millions Actual Actual Net Sales $242.5 $176.3 YOY Growth 38.0% (27.3%) Operating Income (Loss) 9.5 (150.4) Percent to Sales 3.9% (85.4%) Incremental Operating Margin 25.9% 241.5% Net Interest Income (Expense) (8.5) (8.6) Other Income (Expense) 0.4 (1.4) Profit (Loss) Before Tax From Cont Ops $1.4 $(160.5) Tax (Provision) Benefit 2.7 4.5 Net Income (Loss) From Cont Ops $4.0 $(156.0) Discontinued Operations, Net of Tax 0.0 (0.6) Net Income (Loss) $4.1 $(156.5) EPS Basic 0.09 (3.30) EPS Fully Diluted 0.09 (3.30) Adjusted EBITDA $24.3 $5.1 Percent to Sales 10.0% 2.9% Incremental EBITDA Margin 13.8% 29.0%

19 Impairment & Other Non-Cash Charges AccurideCorp.com Under U.S. Generally Accepted Accounting Standards, Accuride is required to assess goodwill and any indefinite-lived intangible assets for impairment annually, or more frequently if circumstances indicate impairment may have occurred. Accuride’s results were impacted as follows: Category USD Millions Goodwill $ 62.8 Intangible Assets 36.8 PP&E Impairment 34.1 PP&E Write-Off 7.9 Tax Benefit (2.1) Total $ 139.6

20 Summary Income Statement AccurideCorp.com YTD Period Ending December 31st 2011 2012 $ Millions Actual Actual Net Sales $936.1 $929.8 YOY Growth 38.9% (0.7%) Operating Income (Loss) 23.9 (143.3) Percent to Sales 2.6% (15.4%) Incremental Operating Margin 16.0% 2643.9% Net Interest Income (Expense) $(34.1) (34.9) Other Income (Expense) 3.6 (0.9) Profit (Loss) Before Tax From Cont Ops $(6.6) $(179.1) Tax (Provision) Benefit (7.8) 1.7 Net Income (Loss) From Cont Ops $(14.4) $(177.4) Discontinued Operations, Net of Tax (2.7) (0.6) Net Income (Loss) $(17.0) $(178.0) EPS Basic (0.36) (3.76) EPS Fully Diluted (0.36) (3.76) Adjusted EBITDA $86.1 $62.8 Percent to Sales 9.2% 6.8% Incremental EBITDA Margin 7.6% 368.4%

21 US 85% International (Can & Mex) 15% Consolidated Results AccurideCorp.com Q4 Consolidated Revenue (1) Q4 Consolidated Adjusted EBITDA (1) Consolidated Revenue Breakout (2011 Full Year) Business Segment Customer Market Segment (1) From continuing operations $193.7 $242.5 $176.3 $- $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2010 2011 2012 $15.1 $24.3 $5.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2010 2011 2012 Paccar 19% Navistar 13% Daimler 11% Volvo/ Mack 8% Other 48% Class 5-8 44% A/M 29% Trailer 7% Military 4% Other 17% Wheels 45% Gunite 24% Brillion 17% Imperial 14%

22 Wheels & Gunite Segments AccurideCorp.com Q4 Wheels Revenue Q4 Wheels Adjusted EBITDA (1) Q4 Gunite Revenue Q4 Gunite Adjusted EBITDA (1) (1) Adjusted EBITDA before corporate allocations $75.4 $106.2 $86.2 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2010 2011 2012 $15.7 $29.8 $16.1 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 2010 2011 2012 $49.6 $61.4 $36.5 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2010 2011 2012 $0.7 $1.2 $(4.2) $(5.0) $(4.0) $(3.0) $(2.0) $(1.0) $- $1.0 $2.0 2010 2011 2012

23 Brillion & Imperial Segments AccurideCorp.com (1) Adjusted EBITDA before corporate allocations Q4 Brillion Revenue Q4 Brillion Adjusted EBITDA (1) Q4 Imperial Revenue Q4 Imperial Adjusted EBITDA (1) $29.6 $36.7 $25.8 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2010 2011 2012 $2.1 $1.9 $3.2 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2010 2011 2012 $21.1 $38.3 $27.7 $- $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 2010 2011 2012 $0.2 $0.6 $(1.2) $(1.5) $(1.0) $(0.5) $- $0.5 $1.0 2010 2011 2012

24 Trade Working Capital AccurideCorp.com Historical Working Capital Requirements Q4 2012 Working Capital Breakout Q4 2011 Working Capital Breakout $90.0 $72.8 $80.3 Trade A/R $ Net Inventory $ Trade A/P $ $56.9 $61.2 $59.2 Trade A/R $ Net Inventory $ Trade A/P $ $94.1 $88.3 $95.0 $79.6 $90.9 $96.1 $104.2 $71.3 $104.1 $108.9 $104.4 $82.6 $104.1 $105.1 $88.2 $58.9 0.0% 5.0% 10.0% 15.0% 20.0% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Q109 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q111 Q211 Q311 Q411 Q112 Q212 Q312 Q412 Trade W/C Trade W/C % to Sales

25 Free Cash Flow AccurideCorp.com QTD Period Ending December 31st 2011 2012 $ Millions Actual Actual Adjusted EBITDA $24.3 $5.1 Cash Interest Paid (0.4) (0.7) Cash Taxes Paid 0.5 0.2 Excess Pension Contributions (2.1) 0.1 Change in Trade W/C 21.9 29.3 Transaction Fees (0.8) (2.1) Other (9.6) (10.5) Cash from Operations $33.6 $21.5 Capital Expenditures (15.4) (15.0) Free Cash Flow $18.2 $6.5

26 Net Debt & Liquidity AccurideCorp.com Liquidity Improvement Opportunities: •Exploring lease option for recent capital investments •Minimizing and deferring CAPEX until industry strengthens •Continued focus on working capital reduction ($10 million target) •Potential sale of non-core assets/idle equipment Q4 2011 Q1 2012 Q2 2012 Q32012 Q42012 $ Millions Actual Actual Actual Actual Actual Senior Secured Notes $303.1 $303.3 $303.6 $303.9 $304.1 ABL Facility 20.0 20.0 20.0 20.0 20.0 Gross Debt $323.1 $323.3 $323.6 $323.9 $324.1 Less Cash 56.9 36.6 35.7 20.3 26.8 Net Debt $266.2 $286.7 $287.9 $303.6 $297.4 Debt to LTM Adjusted EBITDA 3.1 3.2 3.1 3.7 4.7 Available Liquidity $99.0 $103.8 $102.2 $79.7 $64.0

27 2013 Outlook AccurideCorp.com

28 Full Year Guidance AccurideCorp.com Class 8 230K to 250K Class 5-7 175K to 185K Trailer 200K to 220K Net Sales $800 to $850 Adjusted EBITDA $65 to $75 CAPEX 3.5% to 4.0% Depreciation & Amortization $47 Cash Interest Expense $33 Excess Pension Contributions $10 Free Cash Flow Breakeven

29 Long-Term Outlook AccurideCorp.com

30 Strategic Objectives AccurideCorp.com Accuride Vision: Accuride will be the premier supplier of wheel-end system solutions to the global commercial vehicle industry #1-2 globally in wheel-end systems ROIC > 20% through a cycle >80% of revenue from CORE products Balanced geographical revenues: • 40% North America • 30% Asia • 20% Europe • 10% South America >25% of annual revenues from new & evolutionary products >95% retention of personnel Maximize ACW share price OUR FOCUS

31 Strategic Progress AccurideCorp.com Brillion Farm Camden $22 M Bostrom Fabco NOV 2010 JAN 2011 JUN 2011 SEP 2011 Aluminum Expansion $33 Million CAPEX Q4 2012 Gunite Upgrades $55 Million CAPEX 13-15 Steel Wheel Upgrades $40 Million CAPEX Other Non-Core Assets? “Fix & Divest” Non-Core Assets “Fix & Grow” Core Assets

32 Summary AccurideCorp.com • Core North American operations restored to competitive position: – Heavy duty Steel wheel capacity consolidated to USA and Mexico – Aluminum wheel capacity and footprint expanded – Gunite consolidation and new process capability complete 1Q13 – Imperial consolidation complete by 2Q13 – Brillion returned to profitability • New Wheel LTAs secured at key customers • Challenging near-term, strong long-term industry trends: – North American recovery expected in 2H13 – Continued growth in global commercial vehicle industry • Long-term strategic focus: – Adequate liquidity to execute our plan – Non-core asset divestiture opportunities – Selective global growth targets - BRICs

33 Questions AccurideCorp.com

34 Appendix AccurideCorp.com

35 Segment Revenue Net Sales: Q4 YTD $ Millions 2011 YOY Growth 2012 YOY Growth 2011 YOY Growth 2012 YOY Growth Wheels $106.2 40.8% $86.2 (18.8%) $406.6 42.1% $414.3 1.9% Gunite 61.4 23.7% 36.5 (40.5%) 251.1 22.4% 222.0 (11.6%) Brillion Iron Works 36.7 23.9% 25.8 (29.6%) 146.8 44.1% 158.3 7.8% Imperial Group 38.3 81.4% 27.7 (27.7%) 131.6 62.8% 135.1 2.7% Corporate / Other - -- - -- - -- - -- Continuing Operations 242.5 38.0% 176.3 (27.3%) 936.1 38.9% 929.8 (0.7%) Fabco Automotive - -- - -- 22.0 -- - -- Brillion Farm - -- - -- - -- - -- Bostrom Seating - -- - -- 2.3 -- - -- Discontinued Operations - -- - -- 24.3 -- - -- Consolidated Total 242.5 25.2% 176.3 (27.3%) 960.4 25.7% 929.8 (3.2%) AccurideCorp.com

36 Segment Operating Income Operating Income: Q4 YTD $ Millions 2011 Operating Leverage* 2012 Operating Leverage* 2011 Operating Leverage* 2012 Operating Leverage* Wheels $18.8 39.8% $1.1 89.1% $57.9 26.2% $44.9 (166.9%) Gunite (0.8) 5.9% (139.8) 560.0% (1.8) (10.2%) (151.9) 515.3% Brillion Iron Works 0.5 32.6% (1.3) 16.8% 2.3 9.9% 12.0 84.2% Imperial Group (0.0) (8.9%) (1.4) 13.3% 3.1 9.3% (4.2) (204.0%) Corporate / Other (9.0) -- (8.9) -- (37.6) -- (44.1) -- Continuing Operations 9.5 25.9% (150.4) 241.5% 23.9 16.0% (143.3) 2643.9% Fabco Automotive - -- - -- 3.8 -- - -- Brillion Farm - -- - -- - -- - -- Bostrom Seating - -- - -- (0.1) -- - -- Discontinued Operations - -- - -- 3.7 -- - -- Consolidated Total 9.5 32.1% (150.4) 241.5% 27.6 17.1% (143.3) 557.6% AccurideCorp.com

37 Segment Adjusted EBITDA Adjusted EBITDA: Q4 YTD $ Millions 2011 Operating Leverage* 2012 Operating Leverage* 2011 Operating Leverage* 2012 Operating Leverage* Wheels $29.8 45.9% $16.1 68.4% $99.0 31.6% $89.7 (120.8%) Gunite 1.2 4.1% (4.2) 21.6% 6.6 (15.4%) (4.2) 37.1% Brillion Iron Works 1.9 (2.5%) 3.2 (11.9%) 8.2 6.3% 20.2 104.6% Imperial Group 0.6 2.5% (1.2) 16.6% 5.5 10.6% (3.1) (240.2%) Corporate / Other (9.2) -- (8.9) -- (38.4) -- (39.8) -- Continuing Operations 24.3 17.8% 5.1 29.0% 80.9 11.9% 62.8 287.0% Fabco Automotive - -- - -- 5.2 -- - -- Brillion Farm - -- - -- - -- - -- Bostrom Seating - -- - -- (0.0) -- - -- Discontinued Operations - -- - -- 5.2 -- - -- Consolidated Total 24.3 18.9% 5.1 29.0% 86.1 10.1% 62.8 76.0% AccurideCorp.com

38 Sales & Adjusted EBITDA $ Millions Adjusted EBITDA to Sales -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% - 50 100 150 200 250 300 350 400 Sales Adjusted EBITDA % To Sales AccurideCorp.com

39 Net Income to EBITDA Reconciliation AccurideCorp.com QTD Period Ending December 31st 2011 2012 $ Millions Actual Actual Net Income $4.1 $(156.5) Income Tax Provision (Benefit) (2.6) (4.5) Net Interest Expense (Income) 8.5 8.6 Depreciation 10.5 51.9 Amortization 2.7 102.4 EBITDA $23.2 $2.0 Restructuring, Severance, Other 1.1 0.4 Other Items 0.1 2.7 Adjusted EBITDA $24.3 $5.1 We define Adjusted EBITDA as our net income or loss before income tax expense or benefit, interest expense, net, depreciation and amortization, restructuring, severance, and other charges, impairment, and currency losses, net. Adjusted EBITDA has been included because we believe that it is useful for us and our investors to measure our ability to provide cash flows to meet debt service. Adjusted EBITDA should not be considered an alternative to net income (loss) or other traditional indicators of operating performance and cash flows determined in accordance with accounting principles generally accepted in the United States (“GAAP”). We present the table of Adjusted EBITDA because covenants in the agreements governing our material indebtedness contain ratios based on this measure on a quarterly basis. While Adjusted EBITDA is used as a measure of liquidity and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculations.

40 Trade Working Capital AccurideCorp.com As of December 31st 2011 2012 $ Millions Actual Actual Accounts Receivable $90.0 $56.9 Days Sales Outstanding 36.6 35.2 Inventory 72.8 61.2 Days Inventory Outstanding 28.4 32.8 Accounts Payable 80.3 59.2 Days Payables Outstanding 30.5 30.5 Net Trade W/C $82.6 $58.9 Cash Conversion Cycle Days 34.5 37.5 Percent to Annualized Sales 8.5% 8.4% Incremental WC 23.2% 35.7% Change from Prior Quarter $21.9 $29.3 Source (Use) of Cash

41 Customer Receivables - Net $ Millions Days - 10 20 30 40 50 60 - 20 40 60 80 100 120 140 160 180 200 Trade A/R $ DSO AccurideCorp.com

42 Inventories - Net $ Millions Days - 10 20 30 40 50 60 - 20 40 60 80 100 120 140 Net Inventory $ DIO AccurideCorp.com

43 Accounts Payable $ Millions Days - 5 10 15 20 25 30 35 40 45 - 20 40 60 80 100 120 140 Trade A/P $ DPO AccurideCorp.com